Exhibit 99.2

March 2021 ––––––––––––––––– Confidential

This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a possible transaction (the “Business Combination”) involving Renovacor, Inc. (the “Company”). The information contained herein does not purport to be all - inclusive and none of the Company or its representatives or aﬃliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or subscribe for, or a recommendation to purchase any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Chardan Healthcare Acquisition 2 Corp. (“CHAQ”) and Renovacor and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of CHAQ is set forth in CHAQ’s Annual Report on Form 10 - K for the year ended December 31, 2020, which was filed with the SEC on March 4, 2021 and is available free of charge at the SEC’s web site at www.sec.gov or by directing a request to: CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the CHAQ stockholders in connection with the potential transaction will be set forth in the proxy statement related to the Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation and information contained herein constitutes conﬁdential information and is provided to you on the condition that you agree that you will hold it in strict conﬁdence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only. 2 ––––––––––––– CON F I DEN T I AL About this Presentation

Forward Looking Statements Certain statements in this Presentation may be considered forward - looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward - looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, projections of the Company’s future ﬁnancial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward - looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; costs related to the Business Combination; the successful completion of the Business Combination and the realization of the benefits therefrom; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; and the impact of the COVID - 19 pandemic on the Company’s business. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . The Company undertakes no duty to update these forward - looking statements . 3 ––––––––––––– CON F I DEN T I AL Forward Looking Statements

Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 4 ––––––––––––– CON F I DEN T I AL Industry and Market Data; Trademarks

RENOVACOR About the Transaction 5 ––––––––––––– CON F I DEN T I AL

Transaction Overview: Proposed Merger of Renovacor and CHAQ[1]

Renovacor, Inc. ("Renovacor") is expected to combine with Chardan Healthcare Acquisition 2 Corp. ("CHAQ") to create a publicly-listed, innovative gene therapy company

- Renovacor is a novel AAV-based gene therapy platform targeting diseases resulting from *BAG3* gene dysfunction with primary focus on rare cardiovascular disease

Key Transaction Terms

- **CHAQ to issue 6.5 million common shares[2] to Renovacor equityholders**, with pre-money valuation of $65 million[2] and post transaction equity value of approximately $198 million[3]
- **Strong incentive structure facilitated by earn-out provisions,** providing Renovacor equityholders and Chardan with additional upside upon realizing share price based milestones
  - 2.0 million earn-out shares for Renovacor existing equityholders, to be delivered in 3 installments if the share price exceeds $17.50, $25.00 and $35.00 per share by CYE-2023, CYE-2025 and CYE-2027, respectively[4]
  - 0.5 million earn-out shares (with identical terms) for Chardan, which agreed to shift an equivalent number of Founder Shares to earn-out shares, in order to further align sponsor interests
- Approximately **$116 million of gross proceeds is expected to be raised, funded by $30M PIPE investment and $86M in CHAQ Trust (assuming no redemptions are effected)**
  - $30M from PIPE investment subscribed by Chardan, RTW Investments, Surveyor Capital (an affiliate of Citadel), Acorn Bioventures, Longview Ventures (an affiliate of Broadview Ventures) and Innogest Capital
  - Approximately $50M additional capital can be raised upon the exercise of CHAQ public warrants upon realizing requisite share price[5]
- **Pro forma cash to provide cash runway into end of 2023**; which can be further extended to 1H-2024 upon exercise of CHAQ public warrants[5]
- **Renovacor existing equityholders to own approximately 42% of the pro forma entity** at transaction close[6], taking into account rollover of a 100% of vested equity and $17.5M of new investment by Renovacor existing equityholders
- **Transaction expected to close by Q2 2021**

Summary Transaction Terms

(US$ and shares in M, except per share amounts)

Pro Forma Valuation At Close	
Share Price	$10.0
Pro Forma Shares Outstanding	19.8
Pro Forma Equity Value [2]	**$197.8**
Less: Pro Forma Net Cash	(113.2)
Pro Forma Transaction Value	**$84.6**

Sources of Funds	
PIPE	$30.0
Cash Held in CHAQ Trust	86.2
Renovacor Shareholder Equity Rollover [1]	65.0
Total	**$181.2**

Uses of Funds	
Equity Issued to Renovacor Shareholders	$65.0
Cash Funding to Renovacor Balance Sheet	113.2
Assumed Transaction Expenses	3.0
Total	**$181.2**

(1) The following description of the proposed merger is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the proposed merger, a copy of which will be filed by CHAQ with the SEC as an exhibit to a Current Report on Form 8-K, which can be accessed through the SEC's website at www.sec.gov.
(2) Shares issued as of transaction close, excluding potential future effect of 2.0M earn-out shares to be issued to Renovacor insiders
(3) Based on $65.0M pre-money equity value, gross capital raise of $116.2M (between $30M PIPE and $86M of funds in CHAQ Trust, assuming no redemptions are effected) and approximately $17M equity value of sponsor shares
(4) Earnout milestones based on VWAP during any 20 out of a 30-day period
(5) CHAQ public warrants can be forced called upon stock price hitting $16.0/share with cash exercise to yield approximately $49.5M of cash proceeds
(6) Common share ownership at transaction close excluding the potential future effect of 2.5M total earnout shares, 8.50M public warrants and 3.5M private placement warrants

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RENOVACOR Renovacor Overview 7 ––––––––––––– CON F I DEN T I AL

Mission Statement We are developing a pipeline of innovative and proprietary AAV - based gene therapies for BAG 3 - associated diseases in areas of high unmet medical needs . 8 ––––––––––––– CON F I DEN T I AL

9 ––––––––––––– CON F I DEN T I AL Value Proposition Highlights Developing single dose REN - 001 gene therapy candidate for familial DCM and other diseases due to BAG3 mutation • Potential to address ~70,000 patients (US + EEA) with familial dilated cardiomyopathy (DCM) due to a mutation in the BAG3 gene (“BAG3 DCM”) 1 • BAG3 DCM represents a high unmet medical need, due to an average age of onset of 38 years and less than 50% survival 5 years after diagnosis 2 • BAG3 biology enables a diversified pipeline with multiple follow - on opportunities to pursue development in heart failure and central nervous system diseases Compelling improvements in cardiac function demonstrated in multiple preclinical models • REN - 001 improved cardiac function in haploinsufficiency DCM mouse, with no deleterious effects seen • REN - 001 restored normal EF phenotype in post - MI mice, and demonstrated improved EF function in a pig post - MI model Led by experienced management and an exceptional class of cardiovascular disease and gene therapy scientific advisors • Founded by world renowned cardiovascular scientist (Arthur Feldman, MD, PhD) who has published a variety of articles elucidating the role of BAG3 in disease states • Anchored by experienced leadership team and scientific advisors that include thought leaders and pioneers in the cardiovascular disease and gene therapy fields Anticipated IND submission and potential phase I/II trial initiation anticipated in mid - 2022 • Development plan incorporates potentially lower - risk features (AAV9, ICr delivery) • We believe BAG3 DCM provides the potential for orphan and other regulatory designations designed to accelerate development We believe our BAG3 IP position provides important barriers to entry • Company vision is to become the leading BAG3 biotech company, based on its formidable IP - and expertise - driven barriers to entry • 5 IP patent families filed to protect science including for any route of delivery of BAG3; for BAG3 variants; and for BAG3 use in multiple diseases (e.g. CV, CNS) Backed by strong investor syndicate (experienced in CV and GT) that synergizes with CHAQ • Existing investors have deep domain expertise and successful track record of early investments in cardiovascular - directed therapies and AAV - based gene therapies • CHAQ draws on the resources of partner, Chardan (annual genetic medicines conference, AAV - based GT coverage, corporate access, AAV GT company formation, etc.) (1) Source: Ziaeian and Fonarow 2016; Judge et al., 2008; Hershberger et al., 2010; Haas et al., 2015; Knezevic et al., 2015. (2) Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122 – 131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471 - 2481; Aung, N. et al. Circulation , 2019, 140, 1318 - 1330.

We Believe Renovacor's REN-001 is Well Positioned for Success

Monogenic diseases are lower risk for AAV GTs

- Targeting disease with known genetic origin
- BAG3 mutations well-documented as driver in DCM
- Goal is to increase BAG3 levels in DCM subjects

Local (intracoronary retrograde) delivery allows lower total dose

- May reduce burden on manufacturing
- May improve COGS and LT profitability
- Reduces potential for various vector toxicities

Utilizes validated AAV9 capsid

- AAV9 currently used in approved therapies (e.g. Zolgensma)
- AAV9 has demonstrated cardiac tropism
- Has high transduction efficiency
- Non-integrative vector

Non-immunogenic one-time human BAG3 payload

- Therapeutic payload is human *BAG3* gene
- DCM patients are haploinsufficient and produce low levels of native BAG3; therefore, the protein is not foreign and should not elicit an immune response

**We believe we have a path to clinic for our lead indication:
The focus on a devastating disease (BAG3 DCM) provides the potential for orphan and other regulatory designations that could accelerate development**

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Experienced Leadership Team



Magdalene Cook, MD

President and CEO – Principal, Aisling Capital and Board member of multiple companies

Identified / Confidential

CMO – 30+ years of experience treating HF and cardiomyopathy; biotech R&D experience in developing and designing clinical trials for novel therapies for cardiovascular and heart failure/HFpEF



Wendy DiCicco

Interim CFO – 15+ years expertise in finance, strategy, M&A as well as executive roles in public and private companies



Marcia Bologna

R&D, Development Lead – 35 years biotech/pharma experience at Genetics Institute, Wyeth, and Pfizer



Valerie Myers, PhD

Director, Preclinical Development – 10+ years research in HF signal transduction, with focus on *BAG3*



Philip Johnson, MD

R&D Advisor – Former CSO Limelight Bio; former President of Children's Research Institute at Nationwide Children's Hospital



Joy Cavagnaro, PhD

Toxicology Advisor – 20 years regulatory strategy consulting on preclinical and FIH, including gene therapy; 8 years at FDA CBER



Bernadette Keane

CMC Advisor – 25+ years CMC experience, clinical and commercial biopharmaceuticals including gene therapy



Maryanne Krane

Regulatory Advisor – Regulatory Affairs senior leadership roles at RRD International and ARIAD Pharmaceuticals

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Exceptional Scientific Advisors

Thought Leaders in Cardiovascular Disease



Arthur Feldman, MD, PhD

- Renovacor, Founder and Chair of SAB
- Laura H. Carnell Prof. of Medicine, Temple
- Former Chief of Cardiology UPMC
- Past President HFSA, Assoc. of Professors of Cardiology
- Lifetime Achievement Award, HFSA; Distinguished Scientist Award ACC, 2019



Michael Bristow, MD, PhD

- Prof. of Medicine and former Head of Cardiology, Univ. of Colorado Health Sciences
- Co-founder, President and CEO, ARCA Biopharma
- Founder, Myogen
- Lifetime Achievement Award, HFSA
- Credited with development of science and clinical utility of β-blockers for HF



Douglas Mann, MD

- Lewin Prof. of Medicine, former Director of Cardiovascular Div., Washington University School of Medicine
- Past President, HFSA
- Lifetime Achievement Award, HFSA
- Editor-in-Chief, JACC Basic Translational Science



Dennis McNamara, MD

- Prof. of Medicine and Dir. of the Heart Failure Research Center, UPMC
- Leading expert in the genetics of dilated and hypertrophic cardiomyopathy
- National Principal Investigator – IMAC I, II & III; GRAFH I & II

Experts in Gene Therapy R&D



Joseph Glorioso III, PhD

- Prof. in the Dept. of Microbiology and Molecular Genetics, UPMC
- Founding member and past president of the American Society of Gene Therapy



Anne Prener, MD, PhD

- Former CEO, Freeline and Gyroscope Therapeutics
- 25 years leading teams focused on rare disease / gene therapy, including senior R&D leadership roles at Baxalta and Novo Nordisk



Edward Benz, Jr., MD

- President and CEO Emeritus, Dana Farber Cancer Center
- Richard and Susan Smith Prof. of Medicine, Prof. of Genetics, Harvard Medical School

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Vision: To Develop AAV - based Therapies for BAG3 - Associated Diseases in Areas of High Unmet Medical Need Q1 2021 Today • Lead rare disease program has path to IND • Genetic model replicates human BAG 3 - associated DCM • Early R&D for expanded BAG 3 pipeline 2022 - 2023 Fully Integrated BAG3 Biotech • Established management team • Critical R&D personnel and capabilities established • Anticipated submission of IND for REN - 001 • Anticipated start of REN - 001 clinical study • We expect to expand our BAG 3 pipeline asset by progressing to second IND filing 2021 Upon Close of Financing • Management team build • R&D and manufacturing team build • REN - 001 phase I/II preparation • REN - 001 clinical and commercial manufacturing • BAG3 pipeline expansion work 13 ––––––––––––– CON F I DEN T I AL

We Expect 1st IND Submission and Phase I/II Initiation in Mid-2022

Program	Potential Indication	Research	Preclinical Development	IND	Ph I/II	Ph II/III
REN-001 (AAV9-*BAG3*) ICr	*BAG3*-associated dilated cardiomyopathy (DCM)	Completed	In Progress	In Progress	Mid-2022: Anticipated submission of an IND and initiation of phase I/II trial	
AAV-*BAG3* IV	*BAG3*-associated dilated cardiomyopathy (DCM)	Completed	In Progress			
AAV-*BAG3*	Undisclosed CV indication	Completed				
AAV-*BAG3*	Undisclosed CNS indication	Completed				

Completed | In Progress

Definitions: **ICr** = intracoronary retrograde infusion; **IV** = intravenous

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We Believe Broad BAG3 IP Filed to Provide Renovacor High Barriers to Entry 15 ––––––––––––– CON F I DEN T I AL Patent Family Countries Status BAG3 AS A TARGET FOR THERAPY OF HEART FAILURE US, EU, CA, JP Allowed in US and EP/ Pending in CA and JP BAG3 COMPOSITIONS AND METHODS US, EU, HK Pending ISCHEMIA/ RE - PERFUSION INJURY US, EU, AU, CA, CN, IN, IL, JP, MX, KR, HK Pending OPTIMIZING BAG3 GENE THERAPY PCT Published BAG3 AND PROTEIN QUALITY CONTROL IN THE BRAIN US (provisional) Pending

RENOVACOR Background: BAG3 - associated Dilated Cardiomyopathy (DCM) 16 ––––––––––––– CON F I DEN T I AL

Mutations in BAG3 lead to DCM; the phenotype in animal models rescued by REN - 001 BAG3 - Associated DCM: The Biology is Well Understood BAG3 gene is highly conserved and encodes for a multifunctional protein due to multiple domains BAG3 is highly expressed in the heart and muscle Mutations in BAG3 lead to familial DCM due to a decrease in BAG3 protein in the heart BAG3 insufficiency in animal models leads to ventricular dysfunction BAG3 knockdown in genetic animal model (haploinsufficient model) leads to decreased BAG3 levels exhibiting disease phenotype Treatment of haploinsufficient model of disease with BAG3 gene therapy normalizes BAG3 levels and cardiac function REN - 001 significantly enhanced left ventricular function and decreased infarct size in mice 17 ––––––––––––– CON F I DEN T I AL Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122 – 131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471 - 2481; Aung, N. et al. Circulation , 2019, 140, 1318 - 1330.

18 ––––––––––––– CON F I DEN T I AL BAG3 - Associated DCM: <5 Year Survival after Disease Onset 1 (1) Givertz M & Mann DL. Epidemiology and natural history of recovery of left ventricular function in recent onset dilated cardiomyopathies. Curr. Heart Fail. Reports. 2013, 10: 321 - 220. Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122 – 131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471 - 2481; Aung, N. et al. Circulation , 2019, 140, 1318 - 1330; Knezevic, T., V. D. Myers, J. Gordon, D. G. Tilley, T. E. Sharp, 3rd, J. Wang, K. Khalili, J. Y. Cheung and A. M. Feldman (2015). DCM disease progression is more rapid in patients with BAG3 mutations versus individuals having ischemic disease < 50% Of affected individuals will survive >5 years after disease onset ~70,000 Patients in the US + EEA 80% Penetrance in patients >40 years 38 yrs Average age of onset of disease DCM resulting from BAG3 deficiency is an area of high unmet medical need # 3 Most common cause of familial DCM

The BAG3 Population: Potential for Orphan Designation


Prevalence of Heart Failure in the US and EEA: 15M Patients
Hypertrophic Cardiomyopathy
Dilated Cardiomyopathy (8M patients)
Constrictive Cardiomyopathy
Restrictive Cardiomyopathy
Post MI / CAD
Idiopathic DCM (3.5M patients)
Other
Genetic DCM (1.5M patients)
Titin
Lamin A/C
BAG3 DCM (70K patients)
Other

Source: Ziaeian and Fonarow 2016; Judge *et al.*, 2008; Hershberger *et al.*, 2010; Haas *et al.*, 2015; Knezevic *et al.*, 2015.

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20 ––––––––––––– CON F I DEN T I AL RENOVACOR Preclinical Studies: Renovacor’s REN - 001 for Dilated Cardiomyopathy (DCM)

BAG3 Regulates Major Cell Pathways in the Heart

Normal cardiovascular function is dependent on levels of BAG3 protein

BAG3 structure showing its protein binding domains



Aggresome formation
Microtubule-based retrograde transport
Dynein
Apoptosis
Bcl-2
CASA
αβ-crystallin
21
55
87
101
200
213
302
412
420
499
Amino Acid
N
C
WW
IPV
IPV
PXXP
BAG
Interaction with PXXP-regions
HspB8
HspB6
Macroautophagy
SH3-domain PCL-γ
Migration
Invasion
Adhesion
ATPase-domain Hsc70/Hsp70
Proteasome
Metastasis
Proteasome degradation
Proliferation

Anti-apoptosis	Protein quality control	Structural support	Cardiac contractility
Programmed cell death by binding to Bcl2 leads to inhibition of apoptosis	Facilitates autophagy as a co-chaperone with heat shock proteins	Sarcomere support through linking actin myofibrils with Z-disc	By linking the β-adrenergic receptor and the L-type Ca^{2+} channel

Source: Myers VD., … Feldman AM., *J Am Coll Cardiol Basic Trans Science* 2018, 3, 122–31

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BAG3 Protein is Decreased in Mammalian Heart Failure

Post-MI mouse


BAG3/CLSQ
Sham-GFP
MI-GFP
MI-BAG3
*

MLP-/- and TAC mice


Relative expression
1.5
1.0
0.5
0.0
WT
MLP-/-
Sham
TAC
*
*

Post-MI pig


BAG3 Expression (normalized to GAPDH))
P=0.0005
1.4
1.2
1.0
0.8
0.6
Normal
HF

HF humans


BAG3 Protein Expression (normalized to GAPDH)
P=0.0002
150
100
50
0
Normal
Failing

Renovacor's goal is to increase BAG3 levels in the heart, thus modifying the disease

Notes: * $p<0.05$ between MI-GFP and Sham-GFP, and between wild-type / sham and MLP-/- / TAC mice; REN-001 (AAV9-BAG3) dose = 4×10^{12} genome copies (gc)
Source: Feldman *et al.*, 2016; Knezevic, T., … Feldman, AM., *Heart Fail Rev.* 2015, 20, 423–434; Fang, X., *et al., J Clin Invest.*, 2017,-127, 3189-3200; Knezevic, T., … Feldman, AM., *JACC Basic Transl Sci.* 2016, 1, 647–656.

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REN-001 Restored Healthy Phenotype in Post-MI Mouse Model

Aim

To asses whether the administration of REN-001 improves left ventricular (LV) function in mouse model of DCM

Methods

- 8-week old male c57BL/6 mice randomized to myocardial infarction (MI) induction via left coronary artery ligation or sham procedure
- Mice in each group then randomized to received either gene therapy with *BAG3* or *GFP* [dose = 4×10^{12} genome copies (gc)]



A
B
C
D
*
†
80
60
40
20
0
LVEF %
1
3
5
7
9
11
Time (weeks)
Sham GFP n=14
Sham BAG3 n=12
MI GFP n=12
MI BAG3 n=13
A – Infarction;
B – Week 1 echo;
C – Treatment/ control injected retro-orbital at week 8 post-MI;
D – Echo at sacrifice, 23 days post-treatment; * p<0.0001; †p<0.0001



80
60
40
20
0
LVEF %
SHAM GFP
SHAM BAG3
MI GFP
MI BAG3

[1](1) Mice developed a DCM phenotype; (2) REN-001 restored normal ejection fraction in post-MI mice; and (3) BAG3 overexpression exhibited no safety concerns due to autoregulation[2]

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Source: [1]Knezevic T., … Feldman, A.M., *J Am Coll Cardiol Basic Trans Science.* 2016, 1, 647–56; [2]Gentilella, A. & Khalili, K., *J Cell Biochem. 2009,* 108, 1117–1124.

24 ––––––––––––– CON F I DEN T I AL REN - 001 Showed Durable Rescue in DCM Haploinsufficiency Model Sources: Haploinsufficiency data published in Myers VD., … Feldman AM., J Cell Physiol. 2018; 233: 6319 – 6326. REN - 001 administration adapted from data published in Myers VD., … Feldman AM., JAMA Cardiol. 2018; 3(10):929 - 938 and unpublished data from the Feldman lab. BAG3 +/ - mouse model demonstrated BAG3 haploinsufficiency and DCM phenotype Administration of REN - 001 rescued dilated cardiomyopathy (DCM) phenotype *p= . 04 , . 01 and . 003 respectively at 2 , 4 and 6 weeks for +/ - GFP vs . +/ - Wt BAG 3 Dose = 1 î 10 13 genome copies (gc)] 4 w e e k s 8 w e e k s 1 0 w e e k s 1 2 w e e k s BAG3 protein levels C ar d i a c f un c t io n Administration of REN - 001 in a BAG3 DCM haploinsufficiency mouse model rescued DCM phenotype

The Feldman group continues to be at the forefront of elucidating the biology and mechanism of BAG3 We Believe the Role of BAG3 Extends Beyond Dilated Cardiomyopathy 25 ––––––––––––– CON F I DEN T I AL Feldman group Feldman et al. Feldman group BAG3 is implicated in many diseases including heart failure, cardiac amyloidosis and CNS disorders

RENOVACOR Our Clinical Plan: AAV - BAG3 Gene Therapies 26 ––––––––––––– CON F I DEN T I AL

Path with Decreased Risk to IND Filing and Initiation of Phase I/II Trial in DCM Recent accomplishments provide a path with decreased risk to IND submission 2016 - 2018: Assess effect of BAG3 gene therapy in in vivo HF models across species (murine and porcine models) 2018: Develop a BAG3 haploinsufficient DCM murine model to test BAG3 gene therapy efficacy 2018 - 2020: Demonstrate REN - 001 transduction efficiency, cardiac functional improvement in 5 models of heart failure (murine and porcine) 2020: Complete pre - IND meeting with the FDA; confirm path to IND filing for phase I/II in DCM patients Upcoming expected milestones include anticipated initiation of phase I/II trial in BAG3 DCM Mid - 2022. REN - 001: Anticipated submission of an IND in BAG3 - associated dilated cardiomyopathy (DCM) Complete dose ranging efficacy study in BAG3 haploinsufficient DCM murine model Complete transduction efficiency and non - GLP toxicology profile of higher dose in normal Yucatan pigs Get input from the FDA on phase I/II clinical protocol Complete GLP toxicology and biodistribution study for IND filing (3 - month endpoint) Mid - 2022. REN - 001: Anticipated initiation of phase I/II trial in DCM patients with BAG3 mutation ( BAG3 - associated DCM) 27 ––––––––––––– CON F I DEN T I AL

Proposed Phase I/II Clinical Study Design for REN-001

The planned study will enroll a total of 10-12 patients across two cohorts


Patients will be enrolled sequentially after DSMB greenlight
Cohort 2
(n = 4-6)
Evaluate patients
Screen Cohort 2 patients
Cohort 1
(n = 6)
Evaluate patients
Screen Cohort 1 patients

Trial design:

- Multi-center, open-label, single-arm, dose escalation study in *BAG3*-associated DCM

Primary endpoint:

- Safety: Frequency and severity of AEs and SAEs
- Efficacy: Cardiac function by improvement in EF

Secondary endpoints:

- Left ventricular size (MRI)
- 6-minute walk test
- Kansas City Cardiomyopathy Questionnaire
- Serum biomarker (BNP)

Key inclusion criteria:

- Subjects aged 18-75 with left ventricle (LV) dysfunction
- Echo-derived ejection fraction of ≤45%
- NYHA Class II-III HF symptoms
- NT-proBNP level of <1,750 pg/mL
- Genetic variant in BAG3 consistent with haploinsufficiency based on sequence analysis in a CLIA-certified laboratory
- Genotype confirmed to ensure that cause of HF is a single variant

28

CONFIDENTIAL

Value Proposition Highlights Developing single - dose REN - 001 gene therapy candidate for familial DCM and other diseases due to BAG 3 mutation Compelling improvements in cardiac function demonstrated in multiple preclinical models Led by experienced management and exceptional cardiovascular disease and gene therapy scientific advisors IND submission and potential phase I/II trial initiation anticipated in mid - 2022 We believe BAG3 IP position provides important barriers to entry for significant market opportunity Backed by strong investor syndicate (experienced in CV and GT) that synergizes with CHAQ 29 ––––––––––––– CON F I DEN T I AL

RENOVACOR Thank You! 30 ––––––––––––– CON F I DEN T I AL For follow - up please contact: mcook@renovacorinc.com

RENOVACOR Appendix 31 ––––––––––––– CON F I DEN T I AL

About Renovacor

BAG3 Gene Therapy Company Developing Precision Medicine for Diseases with High Unmet Need

Lead program: REN-001 GT for familial DCM with BAG3 mutations

- Treatment of monogenic cardiomyopathy (orphan BAG3 DCM)
- Rare disease with ~70,000 patients in US/EEA
- Preclinical data show improved cardiac function in multiple models
- Broad BAG3 IP position for BAG3 platform

Pipeline of proprietary gene therapies for BAG3-related diseases

- Heart failure (orphan and non-orphan)
- Neurodegenerative CNS diseases

Multiple Near- and Medium-term Expected Company Value Drivers

Near-term expected milestones (2021-2022)

- Path to IND expected to be agreed to with FDA
- Expected additional BAG3 gene therapy efficacy data in BAG3 haploinsufficient animal model
- Expected GLP tox and biodistribution data
- Expected IND submission for orphan BAG3 DCM

Medium-term expected milestones (2022-2023)

- Expect to start Phase I/II for orphan BAG3 DCM
- Option to expand lead program from intra-coronary dosing to also include IV dosing with immune modulation
- Anticipate second IND submission for follow-on indication

Significant Expertise and Strong Investor Syndicate

Leaders with deep domain expertise

- Highly experienced management team
- World renowned scientific founder (Arthur Feldman, MD, PhD) and scientific advisors in cardiovascular and gene therapy

Backed by strong investor syndicate

- Experienced biotech investors with deep domain expertise and track record of early investments in cardiovascular-directed therapies and AAV-based gene therapies

NVF BROADVIEW VENTURES acorn BIOVENTURES NEW LEAF VENTURE PARTNERS INNOGEST BioAdvance

32

CONFIDENTIAL

33 ––––––––––––– RENOVACOR Preclinical Studies: The Mechanistic Rationale for Targeting BAG3 in Heart Failure CON F I DEN T I AL

BAG3 in the Heart: Autophagy is Dependent on Levels of BAG3

Decreased autophagy flux is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) *BAG3* knock-down. Both have been shown to be reversed by addition of *BAG3* (Ad-*BAG3*)

Experiment

- Transfected neonatal mouse ventricular cardiomyocytes with autophagy reporter system then modulated BAG3 levels (using hypoxia/re-oxygenation (H/R) or BAG3 knock-down using BAG3 siRNA encapsulated in adenovirus (Ad-siBAG3)
- Yellow puncta = both RFP (red fluorescence) and GFP (green fluorescence) in autophagosomes
- Red puncta = quenched GFP from fusion of autophagosomes with lysosomes
- More yellow = less autophagy



A
GFP
RFP
Merge
Zoom
Control
H/R
Ad-siBAG3
H/R+Ad-BAG3
B
Adv-RFP-GFP-LC3
Yellow puncta
Red puncta
LC3 puncta/Cell
40
30
20
10
0
Control
H/R
Ad-siBAG3
H/R+Ad-BAG3

34

CONFIDENTIAL

Source: Su F., ... Feldman, A.M., *JCI-Insight* 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10^7) ÷ number of cells(2×10^6)]

BAG3 in the Heart: Apoptosis is Dependent on Levels of BAG3

Increased apoptosis is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) *BAG3* knock-down. Both have been shown to be reversed by addition of *BAG3* (Ad-*BAG3*)

Experiment

- Transfected neonatal mouse ventricular cardiomyocytes with Ad-BAG3, GFP, or Ad-siBAG3 then exposed to H/R conditions
- Performed TUNEL assays identify apoptosis features
- Used a-actinin to identify cardiomyocytes
- Increase in TUNEL-positive nuclei is seen with low BAG3 levels and rescued with BAG3 expression


A
DAPI
Red
α-Actinin
Control-Ad-GFP
Control-Ad-BAG3
Control-Ad-siBAG3
H/R-Ad-GFP
H/R-Ad-BAG3
H/R-Ad-siBAG3
B
H/R
Control
P<0.01
P<0.01
P<0.01
ns
TUNEL Positive Nuclei(%)
0
10
20
30
40
Ad-GFP
Ad-BAG3
Ad-siBAG3
Ad-GFP
Ad-BAG3
Ad-siBAG3

35

CONFIDENTIAL

Source: Su F., ... Feldman, A.M., *JCI-Insight* 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10^7) ÷ number of cells(2×10^6)]

Association with β1-Adrenergic Receptor & L-Type Ca^{2+} Channel

BAG3 modulates heart muscle cell's contraction and action potential duration via interaction with the β-adrenergic receptor (b1-AR) and L-type Ca^{2+} channel

BAG3 modulates contractility



β1-AR
BAG3
Ga
β
γ
Ca2+
PDE
ATP
ATP
cAMP
Cardiac Contractility

BAG3 associates with b1-AR



HA-β1AR myc-BAG3
GFP
Input
HA-ip
HA-ip
Input
75 kDa
BAG3
210 kDa
Cav 1.2
100 kDa
α1
15 kDa
PLM
HA-β1AR myc-BAG3
GFP
Input
HA-ip
HA-ip
Input
75 kDa
BAG3
34 kDa
CapZβ1
64 kDa
Hsp70

REN-001 restores BAG3



BAG3

BAG3 is expressed control (red fluorescence)



BAG3

BAG3 levels drop post-myocardial infarction (MI)



BAG3

REN-001 rescues BAG3 expression post-MI

Source: Feldman, AM., *et al. J Mol Cell Cardiol.*, 2016, 92, 10-20

36

CONFIDENTIAL

Normal cardiovascular function is dependent on right levels of BAG3 protein BAG3 Regulates Major Cell Pathways in the Heart 37 ––––––––––––– CON F I DEN T I AL Source: Myers VD., … Feldman AM., J Am Coll Cardiol Basic Trans Science 2018;3:122 – 31